UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2006

PACIFIC MAGTRON INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-25277	88-0353141
(Commission File Number)	(IRS Employer Identification Number)

1600 California Circle, Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 956-8888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events. The words and phrases “will,” “intend” and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including the Company’s ability to effectuate the Plan (as defined herein) and consummate the PMIC/Herborium Merger (as defined herein). The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 1.01 Entry into a Material Definitive Agreement
Item 1.03 Bankruptcy or Receivership

Confirmation of Pacific Magtron International Corp.’s Fourth Amended Plan of Reorganization and LiveWarehouse, Inc.’s Fourth Amended Plan of Reorganization and Approval of Settlement Agreement

On May 11, 2005, Pacific Magtron International Corp. (“PMIC” or the “Company”) and its wholly-owned subsidiaries Pacific Magtron, Inc. (“PMI”) a California corporation, Pacific Magtron (GA), Inc. (“PMIGA”), a Georgia corporation, and LiveWarehouse, Inc. (“LW”), a California corporation (collectively the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Proceedings”) in the United States Bankruptcy Court for the District of Nevada (the “Court”).

On June 21, 2006, PMIC and LW filed Fourth Amended Plans of Reorganization for PMIC and LW (collectively, the “Plan”). On August 11, 2006 (the “Confirmation Date”), the Court entered an order (Docket No. 910) (“Confirmation Order”) approving and confirming the Plan, including the Mutual Settlement Agreement and Release (the “Settlement Agreement”) among the Company, ACT and the Terminated Executives (as defined herein). Subject to delay by the Company, the effective date of LW’s amended plan of reorganization is the first business day after ten days from the Confirmation Order (“the LW Effective Date”), and the effective date of PMIC’s amended plan of reorganization is the seventh business day after the LW Effective Date (“the PMIC Effective Date”). The merger of PMIC with and into Herborium, Inc. (the PMIC/Herborium Merger”) will be consummated on the PMIC Effective Date. According to the Plan, the Company may delay the LW and PMIC Effective Dates for a period of not more than thirty days following the Confirmation Date if necessary to consummate the PMIC/Herborium Merger. The Company presently intends to effect such delay in the LW and PMIC Effective Dates for purposes of completing the PMIC/Herborium Merger. A copy of the Plan as confirmed by the Court and a copy of the Confirmation Order are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The following is a summary of the material features of the Plan. This summary highlights only certain provisions of the Plan and is not a complete description of that document. Therefore, this summary is qualified in its entirety by reference to the full text of the Plan.

Overview
The Plan treats the assets and debts of each of PMIC and LW separately. Under the Plan, Allowed Priority Claims and Allowed Unsecured Claims against LW will be paid in full on the LW Effective Date. LW will distribute all of its remaining cash to PMIC. Non-insider creditors holding Allowed Unsecured Claims against PMIC will receive a fifty percent (50%) initial distribution on account of such claims, provided that the total distribution to be made to holders of Allowed Claims, other than Class 1, shall not exceed $120,000, which shall be distributed pro rata to the creditors of PMIC. On the PMIC Effective Date, PMIC will merge with Herborium, a provider of proprietary, natural and complimentary healthcare products, and shall be the surviving operating entity post-merger. LW will be reorganized and remain a wholly-owned subsidiary of PMIC. Advanced Communications Technologies, Inc. (“ACT”), a 61.56% shareholder of PMIC, shall contribute up to $50,000 on behalf of PMIC’s shareholders to effectuate the Plan. The existing stock of PMIC shall be canceled, and new stock shall be issued. With respect to the Class 6 equity interest of ACT, new stock will be issued directly to the shareholders of ACT, subject to the dilution of such interests upon the consummation of the Plan and the PMIC/Herborium Merger. The existing Series A Convertible Preferred Stock of PMIC shall be converted into 800,000 shares of PMIC common stock or 0.74% of post-merger PMIC/Herborium. ACT’s shareholders and certain terminated executives shall own 10.55% of post-merger PMIC/Herborium; PMIC’s current common stockholders shall own 3.71% of post-merger PMIC/Herborium; and Herborium’s current stockholders shall own 85% of post-merger PMIC/Herborium.

Classification and Treatment of Claims and Interests

PMIC

Class 1 claims consist of priority claims and will be paid in full in cash.

Class 2 claims are unsecured claims of PMIC and will be paid in cash an initial distribution equal to 50% of the claim amounts.

The Class 3 claim consists of the claim of the Internal Revenue Service (“IRS”). Such claim is determined to be $0.00.

Class 4 claims consist of claims from two former executives of PMIC, Theodore S. Li and Hui “Cynthia” Lee (the “Terminated Executives”). No distribution will be made to the Terminated Executives. Any and all payments or distributions to the Terminated Executives shall be made pursuant to the terms of the Settlement Agreement among the Company, ACT and the Terminated Executives. The Settlement Agreement is described more fully below.

The Class 5 claim consists of the claim of Hartford Insurance Company for pre-petition workers compensation premiums for employees of PMI. This claim is disallowed under the Plan.

Class 6 claims consist of the equity interests of PMIC shareholders other than the holder of PMIC’s Series A Convertible Preferred Stock. The existing common shares of PMIC will be canceled, and new stock will be issued.

The Class 7 claim consists of the equity interests of the holder of PMIC’s preferred stock. PMIC’s existing preferred stock will be converted into 800,000 shares of PMIC common stock. These shares will represent 0.74% of the post-merger PMIC/Herborium.

LW

Class 1 claims consist of priority claims and will be paid in full in cash.

Class 2 claims are unsecured claims of LW and will be paid in full.

The following information as to the assets and liabilities of LW and PMIC as of June 30, 2006 is unaudited:

	LW	PMIC
ASSETS

Cash - unrestricted	$103,500	$8,500
Post petition receivable from PMIC	17,700	—
Post petition receivable from PMI	—	13,800
Post petition receivable from PMIGA	—	1,200
Pre petition receivable from PMI, less estimated uncollectible amount of $230,400	2,100	—
Office and equipment at fair value	15,000	—
Total assets	$138,300	$23,500

LIABILITIES

Post-Petition
Accounts payable and accrued liabilities	$1,000	$38,000
Payable to PMI	—	22,100
Payable to PMIGA	—	2,700
Payable to LW	—	17,700
Total Post-Petition Liabilities	1,000	80,500
Pre-Petition
Priority unsecured claims	11,800	10,000
General unsecured claims	1,300	133,400
Total Pre-Petition Liabilities	13,100	143,400
Total liabilities	14,100	223,900
Total assets exceed (less than) total liabilities	$124,200	($200,400)

Settlement Agreement

As disclosed in the Company’s annual report for the year ended December 31, 2005 on Form 10-K filed on May 1, 2006 and amended on July 25, 2006 (the “Form 10-K/A”), on April 12, 2006, ACT and the Terminated Executives entered into a binding letter agreement with respect to the settlement of certain litigation proceedings and potential claims involving ACT, PMIC, Encompass Group Affiliates, Inc. (“Encompass”), the Terminated Executives, the Company’s CEO, Martin Nielson, and ACT’s CEO and CFO, Wayne Danson. On the Confirmation Date, the Court approved the Settlement Agreement, which incorporated the terms of the binding letter agreement.

Background

On December 10, 2004, the Terminated Executives, the holders of a collective majority interest in PMIC, entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with ACT, pursuant to which ACT agreed to purchase from the Terminated Executives an aggregate of 6,454,300 shares of the common stock of PMIC for the aggregate purchase price of $500,000, which shares represented 61.56% of the then currently issued and outstanding common stock of PMIC. ACT satisfied the purchase price by delivering two convertible promissory notes (the "Convertible Notes") in the principal amounts of $166,889 and $333,111 to Mr. Li and Ms. Lee, respectively. The transactions contemplated by the Stock Purchase Agreement closed on December 30, 2004. The transactions contemplated by the Stock Purchase Agreement and the Convertible Notes are described in more detail under Part III, Item 13. Certain Relationships and Related Transactions in the Company’s Form 10-K/A.

In connection with the above-mentioned transaction, Mr. Li and Ms. Lee entered into employments agreements (the "Employment Agreements") with PMIC, ACT and ACT's wholly-owned subsidiary, Encompass, to serve as PMIC's Chief Financial Officer and Senior Vice President, respectively. In addition to base salaries and other compensation, the Employment Agreements provided for payment of a signing bonus of $225,000 to each of the Terminated Executives on or before January 29, 2005. No part of these bonuses was previously paid by PMIC. The terms and conditions of the Employment Agreements are described in more detail under Part III, Item 13. Certain Relationships and Related Transactions of the Company’s Form 10-K/A.

On or about May 10, 2005, PMIC terminated the Employment Agreements of Mr. Li and Ms. Lee. On or about May 11, 2005, ACT filed a complaint in the United States District Court for the Southern District of New York against the Terminated Executives for the recovery of damages and costs for securities fraud, breach of contract, fraudulent inducement, fraud and deceit (the "New York Action").

On or about January 19, 2006, the Terminated Executives brought suit in the California Superior Court, Santa Clara County, against ACT and Encompass and certain of their officers (the "California Action") alleging, among other things, fraud, intentional misrepresentation, breach of contract, breach of implied covenant of good faith and fair dealing, violation of the California Labor Code, violation of the Business of Professions Code of California, and defamation. In addition, the Terminated Executives filed proofs of claim in the Bankruptcy Proceedings relating to their Employment Agreements.

Terms and Conditions of Settlement Agreement

Following is a summary of the material terms and conditions of the Settlement Agreement entered into among the Company, LW, ACT on its own behalf and as the Estate Representative of the liquidating estates of PMI and PMIGA, Encompass, Messrs. Danson and Nielson and the Terminated Executives. The Settlement Agreement became effective on the Confirmative Date.

•
Within one business day of the closing of the PMIC/Herborium Merger and in accordance with the Plan, ACT will pay the Terminated Executives $325,000 in cash. To the extent permissible, PMIC will reimburse ACT for this payment using available cash or other assets remaining in the PMIC bankruptcy estate after final distribution under the Plan.

•
Within one business day of the closing of the PMIC/Herborium Merger and in accordance with the Plan, PMIC will issue the Terminated Executives an aggregate of 1,750,000 shares of Herborium common stock ("Herborium Stock") out of the total distribution of Herborium Stock otherwise due to ACT stockholders under the Plan, which shares will have a minimum value of $.10 per share subject to the following conditions:

(a)
such shares will be subject to a lock-up period of 150 days after issuance during which the Terminated Executives may only sell the shares for $.10 per share or greater; if the price per share is less than $.10 per share at the end of the lock-up period, then ACT will "top up" the value provided to the Terminated Executives by delivering, in ACT’s sole discretion, either:

(i)
cash equal to $.10 minus the average of the closing prices of shares of Herborium Stock on the OTCBB on the 15 trading days prior to the 150th day following the closing of the PMIC/Herborium Merger (the “Herborium Base Price”) multiplied by the number of shares still held by the Terminated Executives, or

(ii)	additional shares of Herborium Stock which would otherwise be issued to ACT stockholders under the Plan having a value equal to said the same amount described in (i) above;

(b)
ACT's obligation to "top up" the Terminated Executives’ shares of Herborium Stock shall be collateralized by 1,750,000 shares of Herborium Stock, which are otherwise due to ACT stockholders as a distribution under the Plan and which will remain in escrow until the expiration of the lock-up period or the Terminated Executives’ sale of the Herborium Stock prior thereto;

(c)
in the event that the PMIC/Herborium Merger does not occur, ACT will pay the Terminated Executives on the 76th days following the execution of the Settlement Agreement (i) a total of $325,000 in cash, for which payment, to the extent permissible, PMIC will reimburse ACT using available cash or other assets remaining in the PMIC bankruptcy estate after final distribution under the Plan, and (ii) $175,000 worth of shares of the common stock of ACT (“ACT Stock”), which will be based upon the average closing price of ACT Stock on the OTCBB for the 15 trading days prior to the 76th day following execution of the Settlement Agreement.

To secure ACT’s obligation to issue ACT Stock, within one business day of the Court’s entry of an order approving the Settlement Agreement, ACT will issue instructions to its transfer agent to issue 87,500,000 shares of restricted ACT Stock to be placed in escrow. If on the date released from escrow the price per share of the ACT Stock is less than $.002 per share (based upon the closing prices of the ACT Stock on the OTCBB for the 15 trading days prior to the 76th day following the execution of the Settlement Agreement), ACT will "top up" the aggregate value of the shares to $.002 per share, not to exceed a total aggregate value of $175,000 for all ACT Stock by either, as determined in ACT’s sole discretion:

(i)
delivering cash equal to (x) the difference between $.002 per share and the actual price per share of ACT stock as determined by the average of the closing prices of ACT Stock on the OTCBB for the 15 trading days prior to the 76th day following the execution of the Settlement Agreement multiplied by (y) the number of shares held in escrow (the “ACT Stock Shortfall”) or

(ii)	providing additional shares of ACT Stock having a value equal to the ACT Stock Shortfall.

In the event that the ACT Stock held in escrow has a per share value of more than $.002 based upon the average of the closing prices of ACT Stock on the OTCBB for the 15 trading days prior to the 76th day following the execution of the Settlement Agreement, the portion of the escrowed shares with a value in excess of $175,000 will be returned to ACT. If the PMIC/Herborium Merger occurs, then the escrowed ACT Stock will be returned to ACT upon the closing of the PMIC/Herborium Merger.

Any ACT Stock issued to the Terminated Executives under the Settlement Agreement will be effectuated by exercising the conversion option of the Convertible Notes, which will be amended and restated as necessary. Upon the issuance of such ACT Stock, the Convertible Notes will be deemed to have been converted in full and no longer outstanding.

•	Each of the Terminated Executives will receive a reference letter from PMIC that relates to the circumstances of the termination of their employment with PMIC.

•
Pursuant to the Settlement Agreement, the Terminated Executives granted broad releases in favor of ACT, PMIC, Encompass, Messrs. Danson and Nielson and each of their subsidiaries and their directors, employees, heirs, insurers, attorneys and agents from any and all claims, including but not limited to those that have or could have been brought in connection with the Bankruptcy Proceedings, the New York Action, the California Action or under the Stock Purchase Agreement, the Convertible Notes, the Employment Agreements or any other document. ACT, PMIC, Encompass and Messrs. Danson and Nielson and each of their subsidiaries granted similar releases in favor of the Terminated Executives. The Settlement Agreement expressly provides that it will not be construed as an admission of liability by any party. The parties further agree not to instigate or participate in any future litigation or proceeding against any released party based upon events occurring prior to the execution of the Settlement Agreement.

•	The parties agree to cause any and all pending litigation between them to be dismissed with prejudice as soon as practical upon consummation of the Settlement Agreement.

•	The Court will retain jurisdiction to resolve any disputes arising under the Settlement Agreement.

•
Each party will bear its own costs and attorneys' fees incurred in connection with the Settlement Agreement and the pending litigation among the parties except as follows: ACT has paid the mediation fees in the amount of $9,500 incurred in connection with the parties' mediation on April 12, 2006, and in the event of a breach of the Settlement Agreement, the prevailing party in any ensuing litigation will be entitled to reasonable attorneys' fees and costs.

The above description of the terms of the Settlement Agreement is qualified in its entirety by the Settlement Agreement which is incorporated by reference herein. The Company is filing the Settlement Agreement as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

A copy of the press release issued by the Company announcing the Court’s confirmation of the Plan and the Settlement Agreement is furnished with this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Fourth Amended Plans of Reorganization for Pacific Magtron International Corp. and LiveWarehouse, Inc.

2.2	Order Confirming Fourth Amended Plans of Reorganization for Pacific Magtron International Corp. and LiveWarehouse, Inc.

10.1	Order Approving Settlement Agreement and Mutual Settlement Agreement and Release.

99.1	Joint Press Release of Pacific Magtron International Corp. and Advanced Communications Technologies, Inc. dated August 16, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MAGTRON INTERNATIONAL CORP.,
A Nevada Corporation

Date: August 16, 2006
By:  /s/ Martin Nielson

Martin Nielson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Fourth Amended Plans of Reorganization for Pacific Magtron International Corp. and LiveWarehouse, Inc.

2.2	Order Confirming Fourth Amended Plans of Reorganization for Pacific Magtron International Corp. and LiveWarehouse, Inc.

10.1	Order Approving Settlement Agreement and Mutual Settlement Agreement and Release.

99.1	Joint Press Release of Pacific Magtron International Corp. and Advanced Communications Technologies, Inc. dated August 16, 2006